                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                         PROGRESS FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                              [Progress Letterhead]









                                 March 27, 2002



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Progress Financial Corporation. The meeting will be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 23, 2002 at 9:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         We appreciate your support and interest in Progress Financial Corporation.


                                   Sincerely,



                                   /s/ W. Kirk Wycoff
                                   -------------------------------------------
                                   W. Kirk Wycoff
                                   Chairman, President and
                                   Chief Executive Officer

                         PROGRESS FINANCIAL CORPORATION
                           4 Sentry Parkway, Suite 200
                                  P.O. Box 3036
                       Blue Bell, Pennsylvania 19422-0764
                                 (610) 825-8800

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 23, 2002

                                  ------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Progress Financial Corporation (the "Company") will be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 23, 2002 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect four directors for a three-year term and until their successors are elected and qualified;

         (2) To amend the 1996 Employee Stock Purchase Plan to authorize the issuance of an additional 200,000 shares of Common Stock pursuant to the plan;

         (3) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 8, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

         A copy of the Company's annual report to stockholders for 2001 is enclosed. The annual report is not to be regarded as proxy solicitation material.

                                          By Order of the Board of Directors


                                          /s/ Eric J. Morgan
                                          --------------------------------------
                                          Eric J. Morgan
                                          Corporate Secretary
Blue Bell, Pennsylvania
March 27, 2002

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                  ------------


                         PROGRESS FINANCIAL CORPORATION
                           4 Sentry Parkway, Suite 200
                                  P.O. Box 3036
                       Blue Bell, Pennsylvania 19422-0764
                                 (610) 825-8800

                                  ------------


                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 23, 2002


         This Proxy Statement is furnished to holders of common stock, $1.00 par value per share ("Common Stock"), of Progress Financial Corporation (the "Company"), a Delaware corporation, in connection with the solicitation by and on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania, on Tuesday, April 23, 2002 at 9:00 a.m., Eastern Time, and at any adjournment thereof. This Proxy Statement is first being mailed to stockholders on or about March 27, 2002.

         At the Annual Meeting, stockholders will be asked to elect four directors to serve for three-year terms expiring at the Company's annual meeting in 2005; to amend the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") to authorize the issuance of an additional 200,000 shares of Common Stock pursuant to the plan, to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002; and to transact such other business as may properly come before the meeting and all adjournments thereof.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein, "FOR" the amendment of the Purchase Plan, "FOR" the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002, and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Attention: Eric J. Morgan, Corporate Secretary, Progress Financial Corporation, 4 Sentry Parkway, Suite 200, P.O. Box 3036, Blue Bell, Pennsylvania 19422-0764); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. However, if you plan to attend the meeting and vote in person and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of the shares. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on March 8, 2002 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 6,758,044 shares of Common Stock issued and outstanding, held by approximately 2,150 holders of record, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required to ratify the amendment to the Purchase Plan and the appointment of the Company's independent auditors.

         Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will not be counted as votes cast with respect to the proposals to elect directors, to amend the Purchase Plan and to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting of these proposals. Under rules applicable to broker-dealers, the election of directors and the proposals to amend the Purchase Plan and to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the meeting.


                    INFORMATION WITH RESPECT TO NOMINEES FOR
                   DIRECTOR AND DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

         The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors of the Company shall consist of no fewer than seven nor more than 21 members, the exact number to be fixed from time to time by resolution of the Board of Directors (which is currently set at 11 members). The Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually, and stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and there was no arrangement or understanding pursuant to which any of the nominees for director was selected as a nominee. All nominees currently serve as directors of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the four nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning each nominee for director and each director whose term continues, including the principal occupation of such person during at least the past five years, their tenure as a director of the Company and the number and percent of Common Stock beneficially owned by such persons as of the Voting Record Date.

           Nominees for Director for Three-Year Term Expiring in 2005

                                                                                                         Common Stock
                                                                                                      Beneficially Owned
                                                                                                            as of
                                                 Principal Occupation During            Director       March 8, 2002(1)
         Name                     Age                 the Past Five Years                 Since         No.            %
       --------                  -----  ----------------------------------------------  --------      -------       ------
G. Daniel Jones                   50    Managing Director of CBIZ Business Solutions,     1999        24,010(2)      --%
                                        Inc., a professional corporation of certified
                                        public accountants, located in Bala Cynwyd,
                                        Pennsylvania, since 1982.

Paul M. LaNoce                    42    President of DAR Industrial Products, Inc.,       1991        50,733(3)       --
                                        an industrial manufacturer in W.
                                        Conshohocken, Pennsylvania since 1981.

Kevin J. Silverang                46    Attorney/Shareholder with the law firm of         1999        29,184(4)       --
                                        Buchanan Ingersoll in Philadelphia,
                                        Pennsylvania since December 1997. Former
                                        attorney and founding partner of the law
                                        firm, Kaufman, Coren, Ress, Weidman &
                                        Silverang, P.C. in Philadelphia, Pennsylvania
                                        from May 1995 to November 1997. Previously,
                                        he was an attorney and founding partner of
                                        the law firm of Huggler & Silverang in
                                        Philadelphia, Pennsylvania.

Stephen T. Zarrilli               40    Chief Financial Officer of Fiberlink              2000        10,585(5)       --
                                        Communications Corp. since August 2001.
                                        Previously, Chief Executive Officer of
                                        Concelleva Software, Inc., Malvern,
                                        Pennsylvania, from October 2000 to August
                                        2001, Chief Financial Officer of U.S.
                                        Interactive, Inc., King of Prussia,
                                        Pennsylvania from 1995 to January 1999 and
                                        Chief Executive Officer from January 1999 to
                                        September 2000 (U.S. Interactive, Inc. filed
                                        for protection under Chapter 11,
                                        Reorganization of the Federal bankruptcy laws
                                        in January 2001).

      The Board of Directors recommends a vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 2003

                                                                                                         Common Stock
                                                                                                      Beneficially Owned
                                                                                                            as of
                                                 Principal Occupation During            Director       March 8, 2002(1)
         Name                     Age                 the Past Five Years                 Since         No.            %
       --------                  -----  ----------------------------------------------  --------      -------       ------

A. John May, III                  45    Partner in the law firm Pepper, Hamilton LLP        1993          23,822(6)      --%
                                        in Berwyn, Pennsylvania since 1981.

Charles J. Tornetta               70    President of Tornetta Realty Corporation, a         1991          88,642(7)      1.3
                                        real estate broker in Norristown,
                                        Pennsylvania. Also, President of Commonwealth
                                        Insurance Agency, Inc.

W. Kirk Wycoff                    43    Chairman, President and Chief Executive             1991         444,555(8)      6.3
                                        Officer of the Company and the Bank.

John E. F. Corson                 60    Consultant and President of Corson                  1991          30,861(9)      --
                                        Investments, a group of family holding
                                        companies in Plymouth Meeting, Pennsylvania.

                        Directors With Terms Expiring in 2004


                                                                                                         Common Stock
                                                                                                      Beneficially Owned
                                                                                                            as of
                                                 Principal Occupation During            Director       March 8, 2002(1)
         Name                     Age                 the Past Five Years                 Since         No.            %
       --------                  -----  ----------------------------------------------  --------      -------       ------
William O. Daggett, Jr.           61    President of Kistler-Tiffany Benefits, a firm     1990       110,827(10)      1.6%
                                        engaged in financial and estate planning and
                                        employee benefits in Wayne, Pennsylvania.
                                        Also, President, Benefit Designs, Inc.; and
                                        Vice President of Group Brokerage Associates,
                                        Inc., Group Marketing Services, Inc. and
                                        Quality RX Services, Inc. and Treasurer of
                                        Kistler-Tiffany Voluntary Benefits.

Joseph R. Klinger                 59    President, Asset Based Finance Division of        1992        30,494(11)       --
                                        Mercantile Capital LP since March 2002.
                                        Previously, Executive Vice President of the
                                        Bank and Chief Executive Officer of Progress
                                        Business Finance from January 2000 to
                                        February 2002. From 1991 to 1999, principal
                                        of KMR Management, Inc., a management
                                        consulting company in Glenside, Pennsylvania.

William L. Mueller                50    Partner with the law firm of Ballard, Spahr,      1990       123,397(12)      1.8
                                        Andrews & Ingersoll, LLP since January 2002.
                                        Previously, partner with the law firm Brandt,
                                        Haughey, Penberthy, Lewis & Hyland in
                                        Moorestown, New Jersey since December 1996.
                                        Former attorney with Clark, Ladner,
                                        Fortenbaugh and Young in Cherry Hill, New
                                        Jersey from November 1987 until November
                                        1996.

                                       4

---------------

 (1) Unless otherwise indicated, the number of shares owned is less than 1% of the issued and outstanding Common Stock of the Company.
 (2) Includes 8,538 shares held through the 401(k) plan of CBIZ Business Solutions, Inc., 4,242 shares held jointly with or for the benefit of certain family members and 11,230 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (3) Includes 18,705 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (4) Includes 17,954 shares held jointly by Mr. Silverang with or for the benefit of certain family members and 11,230 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (5) Includes 9,877 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (6) Includes 11,105 shares held jointly by Mr. May with or for the benefit of certain family members and 12,717 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (7) Includes 6,076 shares held jointly by Mr. Tornetta with or for the benefit of certain family members and 18,127 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (8) Includes 31,451 shares held jointly by Mr. Wycoff with or for the benefit of certain family members, 2,511 shares held in the Company's Employee Stock Ownership Plan ("ESOP") and 255,344 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
 (9) Includes 16,970 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
(10) Includes 65,611 shares owned by companies of which Mr. Daggett is a director, officer and 10% stockholder, 6,615 shares owned by Mr. Daggett's wife and 18,127 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
(11) Includes 6,900 shares owned jointly with Mr. Klinger's wife and 2,594 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
(12) Includes 29,482 shares held jointly by Mr. Mueller with or for the benefit of certain family members and 16,970 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.

Stockholder Nominations

         Nominations for members of the Board of Directors of the Company are made by the Board of Directors or by any stockholder entitled to vote at the Annual Meeting. Section 8.4(d) of the Company's Certificate of Incorporation sets forth the procedures which stockholders must follow in order to make nominations for election to the Board of Directors. In general, such nominations must be submitted in writing to the Company at least 30 days prior to the date of the Annual Meeting. The Company is not required to include such nominations in its proxy statement. If any stockholder properly makes such a nomination, the ballots provided for use by stockholders at the Annual Meeting will bear the name of such nominee or nominees.

The Board of Directors and Its Committees

         The Board of Directors of the Company held a total of four meetings during the year ended December 31, 2001. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the year ended December 31, 2001 and the total number of meetings held by all committees on which he served during such year.

         The Board of Directors of the Company has established several committees, including an Executive Committee and an Audit Committee.

         The Executive Committee of the Company has been established to make decisions on acquisitions, investments, and other Board actions between Board meetings. This committee also acts as the Nominating Committee. For 2001, the following Board members served on the Executive Committee which met four times in 2001: Kevin J. Silverang, Paul M. LaNoce, William O. Daggett, Jr., Charles J. Tornetta and W. Kirk Wycoff.

         The Audit Committee of the Company recommends to the Board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors the systems of internal control and audit, assures adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the Board of Directors. The Audit Committee met five times in 2001. The following Board members served on the Audit Committee in 2001: William O. Daggett, Jr. (Chairman), John E. F. Corson,
G. Daniel Jones, Paul LaNoce and Stephen T. Zarrilli. Except for Mr. Daggett, the members are independent as defined in Rule 4200 (a)(14) of the listing standards of the Nasdaq Stock Market. Mr. Daggett is not considered independent under the Rule as a result of an incentive fee payment he received from the Company in connection with the sale of Procall Teleservices in 2000. The Board determined that it was advisable for Mr. Daggett to remain on the Audit Committee due to his extensive knowledge of the Company's operations based upon his numerous years of service to the Audit Committee and the Board. The Board also considered the fact that the incentive payment was a one-time fee paid in 2000 which will not be repeated in future years.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                                        William O. Daggett, Jr.
                                                        John E.F. Corson
                                                        G. Daniel Jones
                                                        Paul M. LaNoce
                                                        Stephen T. Zarrilli


Executive Officers Who Are Not Directors

         The following table sets forth certain information with respect to the executive officers of the Company who are not directors.

      Name                       Age                          Positions(s)
---------------                  ---          ---------------------------------------------------
Eric J. Morgan                   49           Senior Vice President, Chief Credit Officer and
                                              Secretary

Michael B. High                  53           Chief Operating Officer and Chief Financial Officer


         Set forth below is a brief description of the background of each executive officer of the Company who is not a director for at least the last five years.

         Eric J. Morgan. Mr. Morgan has served as Senior Vice President and Chief Credit Officer of the Company and the Bank since June 1993. In addition, he has served as Secretary of the Company and the Bank since June 1995. Prior to joining the Company in 1993, Mr. Morgan served as President of Crusader Savings Bank in Rosemont, Pennsylvania.

         Michael B. High. Mr. High has served as Chief Operating Officer since November 2001 and as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 1998. Prior to joining the Company in 1998, Mr. High served as Senior Vice President of Accounting and Reporting at CoreStates Financial Corporation, Philadelphia, Pennsylvania, following the merger in 1996 of CoreStates and Meridian Bancorp, Reading, Pennsylvania, where he was Senior Vice President of Finance since 1993. Previously, Mr. High served as Senior Vice President and Chief Financial Officer of Meritor Savings Bank.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by: (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, other than members of the Board of Directors as disclosed under "Information with Respect to Nominees for Director and Directors Whose Terms Continue," (ii) certain named executive officers of the Company and
(iii) all directors and executive officers of the Company as a group.

                                                                                      Common Stock
                                                                                      Beneficially
                                                                                      Owned as of
                                                                                    March 8, 2002(1)
                              Name and Address of                                  ----------------
                              Beneficial Owner                                 No.                  %
           ----------------------------------------------                 ------------           -------
           Emerald Advisors, Inc. (2)                                          426,431             6.3%
           1857 William Penn Way
           Lancaster, Pennsylvania 17601

           Other named executive officers:
                    Michael B. High                                          25,036(3)               --
                    Eric J. Morgan                                           30,915(4)               --

           All directors and executive officers                           1,023,061(5)            14.2%
             of the Company as a  group (13 persons)


(1) Unless otherwise indicated, the number of shares owned is less than 1% of the issued and outstanding Common Stock.
(2) Emerald Advisors possesses sole voting power over 277,610 shares and sole dispositive power over 426,431 shares.
(3) Includes 18 shares held in the Purchase Plan, 333 shares held in the ESOP and 15,989 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.
(4) Includes 1,589 shares held in the ESOP, 2,974 shares held in the Purchase Plan and 24,916 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(5) Includes, on behalf of all executive officers and directors as a group, 4,433 shares held in the ESOP, 2,992 shares held in the Purchase Plan and 432,796 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.

                             EXECUTIVE COMPENSATION
Summary

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the following named executive officers of the Company whose compensation exceeded $100,000 in 2001.

                           SUMMARY COMPENSATION TABLE

===============================================================================================================================
                                                                                                Long Term
                                                              Annual Compensation              Compensation
-------------------------------------------------------------------------------------------------------------

                                                                                  Other           Awards             All
              Name and                                                            Annual       --------------       Other
         Principal Position              Year      Salary(1)     Bonus(2)    Compensation(3)     Options #     Compensation(4)
-------------------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff                           2001         $446,153      $67,500       $ --                35,000           $ 55,919
  Chairman, President and                2000          406,250      131,250         --                42,000            284,367
  Chief Executive Officer                1999          345,385      119,263         --                    --            190,929
-------------------------------------------------------------------------------------------------------------------------------
Eric J. Morgan                           2001          112,538        6,600         --                 2,000              4,019
  Senior Vice President and              2000          108,773       11,000         --                 2,625              5,694
  Chief Credit Officer                   1999          104,204       20,207         --                    --              6,179
-------------------------------------------------------------------------------------------------------------------------------
Michael B. High                          2001          194,231       24,000         --                 7,500              5,683
  Executive Vice President and           2000          152,885       30,000         --                 5,250              5,954
  Chief Financial Officer                1999          138,808       26,588         --                    --              3,699
-------------------------------------------------------------------------------------------------------------------------------
Joseph R. Klinger(5)                     2001          175,000           --         --                    --              5,250
  Executive Vice President of the Bank   2000          175,000           --         --                    --              4,000
  And Chief Executive Officer of
  Progress Business Finance
===============================================================================================================================

(1) Includes amounts deferred pursuant to the Company's 401(k) Profit Sharing Plan, which generally allows employees to defer up to 12% of their compensation, subject to applicable limitations set forth in the Internal Revenue Code.
(2) Bonuses are paid based on the attainment of performance objectives for the prior year.
(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(4) In 2001, consists of employer contributions made by the Company pursuant to the Company's 401(k) Plan of $5,250, $3,704, $5,250 and $5,250,
    respectively, for Messrs. Wycoff, Morgan, High and Klinger and allocations pursuant to the ESOP of $433, $315, $433, and $0, respectively. Also includes the payment to Mr. Wycoff in 2001 of $50,000 from Progress Capital Management, Inc. ("PCM") as compensation for raising third party capital for the Ben Franklin/Progress Capital Fund, L.P. and serving on the Investment Committee of NewSpring Ventures, L.P., which were managed by PCM, and $236 which is the portion of the premiums paid by the Company for split dollar life insurance purchased by the Company for the value of the portion of the death benefit to which Mr. Wycoff is entitled under the policy.
(5) Mr. Klinger served as Executive Vice President from January 2000 until
    March 1, 2002.

Compensation of Directors

         Director's Fees. The Board of Directors of the Bank meets monthly and the Board of the Company meets at least quarterly. In 2001, non-employee directors of both the Company and the Bank received an annual retainer of $6,000 which was paid in stock options based upon the Black Scholes valuation method. Directors received options to purchase 2,069 shares at an exercise price of $9.38 per share. Each non-officer director received a fee of $400 for each Board meeting attended, a fee of $400 for each Executive Committee meeting attended, $600 for each Audit Committee meeting attended and $400 for each Loan Committee meeting attended.

         Directors' Stock Option Plan. The Company maintains the Amended and Restated 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the Directors' Plan, in June 1993 each non-employee director of the Company or the Bank was granted a compensatory stock option to purchase 6,076 shares of Common Stock, at an exercise price of $2.88 per share. In addition, options to purchase 302 shares were granted to each non-employee director for each year from 1993 to 1996, options to purchase 606 shares were granted in 1997 and 1998 and options to purchase 607 shares were granted in 1999, 2000 and 2001and will be granted to each non-employee director each year until December 31, 2007. The exercise price is equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are immediately vested and exercisable. Share amounts have been adjusted for stock dividends paid on the Common Stock.

         In addition, during 2001 all non-employee directors of the Company received a grant of options to purchase 2,000 shares of Common Stock at an exercise price of $7.125 per share pursuant to the Company's 2000 Stock Incentive Plan.

Compliance with Section 16 (a) of the Securities Exchange Act

         Pursuant to Item 405 of Regulation S-K, the Company is required to disclose (based solely upon a review of forms furnished to the Company pursuant to Rule 16a-3(e) during its most recent fiscal year) each person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

         Based upon its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company is not aware of any director, officer, beneficial owner or more than 10 percent of the Company's Common Stock or any other person subject to Section 16 of the Exchange Act who has failed to file any such form on a timely basis during 2001.

Stock Options

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended December 31, 2001.

====================================================================================================================

                                                                                     Potential Realizable Value at
                                                                                          Assumed Annual Rates
                                                                                      of Stock Price Appreciation
                                 Individual Grants                                         for Option Term(4)
--------------------------------------------------------------------------------------------------------------------
                                           % of Total
                                             Options
                              Options      Granted to      Exercise     Expiration
           Name              Granted(1)   Employees(2)     Price(3)        Date           5%             10%
--------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff                    35,000          32.0%         $7.75       2/27/11      $170,588          $432,303
--------------------------------------------------------------------------------------------------------------------

Eric J. Morgan                     2,000           1.8           7.75       2/27/11         9,748            24,703
--------------------------------------------------------------------------------------------------------------------

Michael B. High                    7,500           6.8           7.75       2/27/11        36,555            92,636
--------------------------------------------------------------------------------------------------------------------
Joseph R. Klinger                     --            --             --            --            --                --
====================================================================================================================

(1) The options vest and become exercisable over three years, one-third per year commencing one year from the date of grant.
(2) Percentage of options to purchase Common Stock granted to all employees during 2001.
(3) The exercise price was based on the market price of the Common Stock on the date of grant.
(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $12.62 and $20.10 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 2001 and options held at December 31, 2001.



                 Aggregated Option Exercise in Last Fiscal Year
                           and Year End Option Values

====================================================================================================================
                                                               Number of                        Value of
                         Shares                               Unexercised                      Unexercised
                       Acquired on      Value             Options at Year End                  Options at
        Name            Exercise       Realized                                                Year End(1)
                                                   -----------------------------------------------------------------
                                                    Exercisable      Unexercisable     Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff                   --            --         264,500       62,888             $601,526       $--
--------------------------------------------------------------------------------------------------------------------
Eric J. Morgan                   --            --          23,370        3,733               57,562        --
--------------------------------------------------------------------------------------------------------------------
Michael B. High                  --            --          11,707       17,580                   --        --
--------------------------------------------------------------------------------------------------------------------
Joseph R. Klinger                --            --           2,594         --                  1,736        --
==================================================================================================== ===============

(1) Based on a per share market price of $7.50 at December 31, 2001.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors determines the compensation of executive officers of the Company. During 2001, the members of the Committee were Messrs. LaNoce, Daggett, Silverang, Tornetta and Mueller. No member of the Committee is a current officer or employee of the Company or the Bank. The Committee generally meets in the first calendar quarter of each year to review the compensation paid for the prior year, the Company's and the individual's performance for the prior year, and to set compensation levels for the coming year. The report of the Committee with respect to compensation for 2001 for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Compensation Committee

         The Compensation Committee establishes the policy for compensation of executive officers of the Company. The Committee also serves as the Stock Benefits Plan Committee, which makes awards under the Company's stock benefit plans and recommends to the Board of Directors changes or additions to the Company's stock benefit programs. The goals of the Committee are to assist the Company in attracting and retaining qualified management, motivating executives to achieve performance goals, rewarding management for outstanding performance and ensuring that the financial interests of the Company's management and stockholders are satisfied. The Committee believes that this is best accomplished through an appropriate mix of competitive base salaries, bonuses and stock incentives.

         The Committee considered the following factors among others in determining base salary levels for executive officers, including the Chief Executive Officer:

         o the performance of the executive officer during the year;
         o the Company's reduced earnings, including its decline in earnings per share;
         o the successful acquisition and conversion of two branches by the Bank;
         o the sale of Progress Development, Inc., TechBanc and investments in New Seasons Assisted Living Corp and NewSpring Ventures, L.P. at terms favorable to the Company;
         o the Bank's expansion as evidenced by the opening of two de novo branch offices during the year; and o the compensation paid by bank holding companies and commercial banks of comparable size.

         The Committee did not assign particular weights to any of the above factors, but it did consider that the Company did not meet its earnings per share and return on equity targets for 2001. The Committee also reviewed the 2001 Commercial Bank Compensation Survey from SNL Securities for banks of similar size.

         The Committee discussed whether Mr. Wycoff's base salary should remain at the 75th percentile for comparably sized banks. Based on the Company's performance in 2001, the Committee determined that it was appropriate for Mr. Wycoff's base salary to remain above the median of the peer group but concluded that no increase in base salary was warranted. Mr. Wycoff's salary is currently at 61% of the median for Mid-Atlantic banks with assets between $500 million and $5 billion. The Committee ratified the terms of Mr. Wycoff's employment agreement, extending the term for an additional year.

         The Committee grants bonuses to executive officers, including the Chief Executive Officer, based upon the degree of attainment of specified individual and Company performance objectives for the year. The Company's performance objectives include reaching target levels based on earnings of the Company and the Bank. The bonus objectives are based on 50% for Company performance and 50% for Bank performance. The amount of the 2001 bonus was based on the formula in the existing bonus plan, which provided for a reduced payment due to the partial achievement of the Bank's objectives in 2001.

         The Committee also reviewed Mr. Wycoff's efforts in divesting certain divisions and working with the OTS to maintain confidence in the Company and the Bank in connection with the implementation of the OTS directive. The Committee also continued the additional compensation received by Mr. Wycoff from Progress Capital Management for serving on the investment committee of NewSpring Ventures.

         The Committee also considers the granting of stock options each year. The Committee considers the Company's performance in terms of total shareholder return relative to a peer group, the Company's profitability, and the number of options available for grant. The amount of options granted each year is at the sole discretion of the Committee. No stock options were granted to Mr. Wycoff in 2001 due to the reduced performance of the Company. The Committee believes that it is important for the Company's executive officers to have a significant financial stake in the Company's future so that their interests are aligned with all shareholders.

                                                    Paul M. LaNoce
                                                    William O. Daggett, Jr.
                                                    Kevin J. Silverang
                                                    Charles J. Tornetta
                                                    William R. Mueller

Performance Graph

         The following graph compares the yearly cumulative total return on the Company's Common Stock over the five year period ending December 31, 2001 with
(i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market, Inc. and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Stocks Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.




                                        1996        1997         1998        1999        2000        2001
                                        ----        ----         ----        ----        ----        ----
Progress Financial Corporation         100.00      218.41       182.55      207.39      134.16      142.52
Nasdaq Stock Market                    100.00      122.48       172.68      320.89      193.01      153.15
Nasdaq Bank Stocks                     100.00      167.41       166.33      159.89      182.38      197.44

Employment Agreements

         The Company and the Bank (the "Employers") have entered into an employment agreement with W. Kirk Wycoff which provides for his employment for a period of three years with provisions for one-year extensions subject to Board approval unless sooner terminated by death, disability or termination for cause. The employment contract provides for a base salary, bonus plan, and entitles Mr. Wycoff to participate in all benefit plans and programs available to executive officers. The employment agreement is terminable with or without cause by the Employers or Mr. Wycoff. Mr. Wycoff shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that if the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Wycoff following a change in control of the Company, as defined, Mr. Wycoff will be entitled to a cash severance amount equal to 2.99 times the amount of Mr. Wycoff's total annual compensation. The change in control is generally defined in the employment agreement to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of the SEC proxy rules, provided that a change in control shall be deemed to have occurred if (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities, or (ii) during any two-year period a change in a majority of the directors of the Company has occurred without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         The Company has entered into change in control and termination agreements with certain executive officers of the Company, including Messrs. Michael B. High and Eric J. Morgan, in order to induce the executives to remain in the employ of the Company and to assist the Company in maintaining a stable and competent management base. The agreements are for a five-year term and provide for payments to the executives upon involuntary termination of the executive or the occurrence of other specified events related to a reduction in position, compensation or benefits following a "change in control" of the Company. Under the agreements, upon a change in control of the Company followed by termination, the executive would be entitled to the payment of: (i) two times the executive's highest base salary and annual cash bonus during the last two years, (ii) life, medical and dental benefits for a period of 24 months equivalent to benefits they would have received if they remained with the Company, and (iii) outplacement services for a period of 12 months. The present value of the total amount of payments under the agreements, when aggregated with any other payments to the executive which constitute parachute payments under
Section 280G of the Internal Revenue Code of 1986, may not exceed 2.99 times the executive's base amount as determined under Section 280G.


                              CERTAIN TRANSACTIONS

         Indebtedness of Management. The Bank offers certain loans to its directors, officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. Except for the waiving in most cases of loan origination fees for officers and employees during their employment or association with the Bank, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Executive officers, directors, officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of December 31, 2001, 14 loans totaling $8.6 million (or 17% of the Company's total stockholders' equity) were outstanding to the Company's directors and executive officers and their affiliated parties as a group.

         Related Transactions. W. Kirk Wycoff serves as the individual limited partner on behalf of the Company of Progress Capital II, L.P., the 1% general partner of NewSpring Ventures, L.P., a venture fund that was managed by Progress Capital Management, Inc. The Small Business Administration requires that individuals serve as the limited partners of Progress Capital II, L.P. As of January 1, 2002, Progress Capital Management, Inc. manages the Ben Franklin/Progress Capital Fund L.P. and an unrelated third party manages NewSpring Ventures.

         Progress Bank leases branch office locations from certain partnerships, the partners of which are family members of Charles J. Tornetta, a director of the Company. The lease payments are based upon current market values for the properties and, during 2001, the Bank made aggregate payments of $226,000.

         The law firms of Buchanan Ingersoll, of which Kevin J. Silverang is a shareholder, and Pepper, Hamilton LLP, of which A. John May, III is a partner, provide legal services to the Company and its subsidiaries from time to time in the ordinary course of business.


    PROPOSAL TO AMEND THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO AUTHORIZE THE ISSUANCE OF AN ADDITIONAL 200,000 SHARES OF COMMON STOCK PURSUANT TO THE PLAN

General

         The Company maintains the 1996 Employee Stock Purchase Plan (the "Purchase Plan") which is intended as an incentive to encourage all eligible employees of the Company and participating subsidiaries to acquire stock ownership in the Company through payroll deductions so that they may share in its performance. Pursuant to the Purchase Plan, a total of 100,000 shares of Common Stock may be purchased pursuant to the plan, which may be authorized but unissued shares of Common Stock or shares of Common Stock acquired by the Company in public or private transactions. Because all of the shares of Common Stock had been issued pursuant to the Purchase Plan as of December 31, 2001 the Board of Directors of the Company has approved an amendment to the Purchase Plan to authorize the issuance of an additional 200,000 shares of Common Stock pursuant thereto. If such amendment is approved by stockholders at the Annual Meeting, the first sentence of Article III of the Purchase Plan would read as follows: "The number of shares which may be issued under this Plan shall be 300,000 (the "Shares"); and such Shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company from stockholders of the Company in public or private transactions."

Description of the Purchase Plan

         The following description of the Purchase Plan is a summary of its terms, and is qualified in its entirety by reference to the Purchase Plan, a copy of which is available upon request from the Secretary of the Company.

         The Purchase Plan is administered by a committee of the Board of Directors of the Company (the "Committee"). All questions of interpretation of the Purchase Plan or any option under the plan is determined by the Committee. The Committee may delegate any or all administrative functions under the Purchase Plan and the Company's transfer agent currently assists in administering the Purchase Plan.

         Pursuant to the Purchase Plan, shares of the Company's Common Stock are offered to employees of the Company in up to two phases known as "Offering Periods" during which payroll deductions are accumulated under the Purchase Plan during any calendar year. Generally, the Company has two six month Offering Periods each year, commencing on January 1 and July 1.

         All regular employees of the Company or any parent or subsidiary, including officers whether or not directors, employed for more than 20 hours per week are eligible to enroll in the Purchase Plan by completing a payroll deduction form provided by the Company. Upon enrollment, an employee shall elect to make contributions to the Purchase Plan by payroll deductions in an aggregate amount not less than 1% nor more than 10% of such employee's total compensation. Employees may not make any separate cash payment to purchase shares pursuant to the Purchase Plan. No participant may purchase Common Stock under the Purchase Plan at a rate that exceeds $25,000 of Common Stock, determined at the time options are granted, during each calendar year.

         On the first business day of each Offering Period, the Company grants to each eligible employee who is then a participant in the Purchase Plan an option to purchase shares of the Common Stock of the Company at an option price determined by the Committee, which shall not be less than ninety-five percent (95%) of the lesser of (a) the fair market value of the shares on the first business day of an Offering Period, or (b) the fair market value of the shares on the last business day of such Offering Period. Shares are purchased on the last day of the Offering Period. A participant may voluntarily withdraw from the Purchase Plan at any time during an Offering Period by filing notice with the Company, and any accumulated payroll deductions applicable to such option will be refunded.

         The Board may at any time amend or terminate the Purchase Plan, except that such termination cannot affect options previously granted under the plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company within twelve months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Purchase Plan or would change the designation of corporations whose employees may be offered options under the plan. Notwithstanding any other provision of the plan to the contrary, in the event of an amendment to the Purchase Plan which affects the rights or privileges of options to be offered under the plan, each participant with an outstanding option shall have the right to exercise such outstanding option on the effective date of the amendment and to participate in the Purchase Plan for the remaining term of such outstanding option pursuant to the terms and conditions of the Plan as amended.

Federal Income Tax Consequences

         The following is a brief summary of the principal Federal income tax consequences under present law of the purchase of shares of Common Stock under the Purchase Plan and certain dispositions of shares acquired under the Purchase Plan. This discussion is based upon interpretations of the Internal Revenue Code in effect as of January 1, 2002, and regulations promulgated thereunder as of this date.

         For Federal income tax purposes, participants in the Purchase Plan are viewed as having been granted a stock option on the first business day of an offering period and as having exercised the stock option by the automatic purchase of shares under the purchase plan on the last business day of the offering period. A participant will not recognize taxable income either at the time of grant of the option (that is, the first business day of an offering period) or on the date of exercise of the option (that is, the last business day of an offering period). As described below, a participant generally will recognize taxable income only upon disposition of common stock acquired under the purchase plan or upon death.

         With limited exceptions, if a participant disposes of shares of Common Stock acquired under the Purchase Plan by sale, gift or otherwise within two years from the first business day of the offering period in which the shares were acquired or within one year from the last business day of such offering period (that is, makes a "disqualifying disposition"), the participant will recognize ordinary income in the year of such disqualifying disposition equal to the amount by which the fair market value of the stock on the last business day of such offering period exceeded the purchase price of the shares. The amount of such ordinary income recognized on the disqualifying disposition will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disqualifying disposition of the shares after such basis adjustment will be a capital gain or loss.

         With limited exceptions, if the participant disposes of shares of Common Stock acquired under the Purchase Plan more than two years after the first business day of the offering period during which the shares were acquired and more than one year after the last business day of such offering period, the participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first business day of the offering period over the purchase price of the shares. The amount of such ordinary income recognized on the disposition will be added to the participant's basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, no ordinary income will be recognized, and any loss recognized will be a capital loss.

         If the participant owns the shares of Common Stock acquired under the Purchase Plan at the time of the participant's death, regardless of the period for which the participant has held the shares, the lesser of (i) the excess of the fair market value of the shares on the date of the participant's death over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first business day of the offering period during which the shares were acquired over the purchase price of the shares will constitute ordinary income in the year of death.

         The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disqualifying disposition. In all other cases, no deduction with respect to options granted or shares of Common Stock purchased under the Purchase Plan is allowed to the Company.

         The Board of Directors unanimously recommends that stockholders vote FOR approval of the amendment to the 1996 Employee Stock Purchase Plan to authorize the issuance of 200,000 additional shares of Common Stock pursuant to the plan.


          PROPOSAL TO RATIFY APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed
PricewaterhouseCoopers LLP, independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

         The aggregate amount of the fees billed by PricewaterhouseCoopers LLP for its audit of the Company's annual financial statements for 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $114,274.

Financial Information Systems Design and Implementation

         PricewaterhouseCoopers LLP did not provide any services to the Company for financial information systems design and implementation during 2001.

All Other Fees

         The aggregate amount of the fees billed by PricewaterhouseCoopers LLP for all other services rendered by it to the Company during 2001 was $195,000. These services consisted primarily of internal audit services and a review of certain internal controls.

         The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by PricewaterhouseCoopers LLP in 2001 on the independence of PricewaterhouseCoopers LLP from the Company in evaluating whether to appoint PricewaterhouseCoopers LLP to perform the audit of the Company's financial statements for the year ending December 31, 2002.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2002.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2003, must be received at the principal executive offices of the Company, 4 Sentry Parkway, Suite 200, P.O. Box 3036, Blue Bell, Pennsylvania 19422-0764, Attention: Eric J. Morgan, Corporate Secretary, no later than November 29, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 8.9 of the Company's Certificate of Incorporation, which provides that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days prior to the annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by the stockholder to be supporting such proposal, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and by any other stockholders known by the stockholder to be supporting such proposal and (d) any financial interest of the stockholder in such business.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                REVOCABLE PROXY
                         PROGRESS FINANCIAL CORPORATION
                           4 Sentry Parkway, Suite 200
                                 P.O. Box 3036
                            Blue Bell, PA 19422-0764

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROGRESS FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 23, 2002 AND AT ANY ADJOURNMENT THEREOF.

The undersigned being a stockholder of Progress Financial Corporation (the "Company"), hereby appoints Eric J. Morgan as proxy, with full power of substitution, to represent and vote as designated below all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Plymouth Country Club, located at Plymouth and Belvoir Roads, Plymouth Meeting, Pennsylvania on Tuesday, April 23, 2002 at 9:00 a.m., Eastern Time, and any adjournment thereof.


                         (To be Signed on Reverse Side)

----- Please mark your
  X   votes as in this
----- example.

                                    WITHHOLD
                  FOR               AUTHORITY

1. ELECTION OF    / / all nominees    / / to vote for
   DIRECTORS          listed below        all nominees
                      (except as          listed below
                      marked to
                      the contrary
                      below)

(instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

1. Nominees for Director for a three-year term expiring in 2005:
   G. Daniel Jones, Paul M. LaNoce, Kevin J. Silverang, Stephen T. Zarrilli


                                                  FOR     AGAINST     ABSTAIN

2. PROPOSAL to amend the 1996 Employee
   Stock Purchase Plan to authorize the           / /       / /         / /
   issuance of an additional 200,000 shares of Common Stock pursuant to the Plan.
   Directors recommend a vote "FOR."

3. PROPOSAL to ratify the appointment of
   PricewaterhouseCoopers LLP as the              / /       / /         / /
   Company's independent accountants for
   the year ending December 31, 2002.
   Directors recommend a vote "FOR."

4. In their discretion, the proxies are
   authorized to vote upon such other
   business as may properly come before
   the meeting.

         This Proxy is solicited by the Board of Directors of the Company. The shares of Common Stock will be voted as specified. If not otherwise specified, this Proxy will be voted FOR the election of the Board of Director's nominees for director, FOR the proposal to amend the 1996 Employee Stock Purchase Plan, FOR the proposal to ratify the independent accountants, and otherwise at the discretion of the Proxy. You may revoke this Proxy at any time prior to the time it is voted at the Annual Meeting.


Signature(S)                                                 Date
            -----------------------------------------------      ---------------

Signature(S)                                                 Date
            -----------------------------------------------      ---------------

Please sign this Proxy exactly as your name(s) appears on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.